As filed with the Securities and Exchange Commission on March 3, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2003

CATELLUS DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-18694	94-2953477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mission Street, Second Floor,

San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(415) 974-4500

Not applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release of the Registrant, dated March 3, 2003, announcing the Registrant’s earnings for the quarter and year ended December 31, 2002.
99.2	Supplemental Financial Package for the quarter and year ended December 31, 2002.

99.3	Fourth Quarter Report for the quarter and year ended December 31, 2002.

Item 9.    Regulation FD Disclosure.

        On March 3, 2003, we issued a press release announcing our earnings for the quarter and year ended December 31, 2002. Copies of this press release, the related supplemental financial package, and fourth quarter report, are attached as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CATELLUS DEVELOPMENT CORPORATION

Dated March 3, 2003	By:	/s/ Paul A. Lockie
	Name:	Paul A. Lockie
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit	Document

99.1*	Press Release of the Registrant, dated March 3, 2003

99.2*	Supplemental Financial Package for the quarter and year ended December 31, 2002.

99.3*	Fourth Quarter Report for the quarter and year ended December 31, 2002.

* Filed herewith.